EXHIBIT 9

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the securities of Infocrossing, Inc. and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 18th day of December 2000.

                                       SANDLER CAPITAL PARTNERS V, L.P.
                                       By: Sandler Investment Partners, L.P.,
                                           General Partner
                                           By: Sandler Capital Management,
                                               General Partner
                                               By: MJDM Corp., a
                                                   General Partner


                                           By: /s/ Moira Mitchell
                                              -----------------------------
                                                   Name: Moira Mitchell
                                                   Title: President


                                       SANDLER CAPITAL PARTNERS V FTE, L.P.
                                       By: Sandler Investment Partners, L.P.,
                                           General Partner
                                           By: Sandler Capital Management,
                                               General Partner
                                               By: MJDM Corp., a
                                                   General Partner


                                           By: /s/ Moira Mitchell
                                              -----------------------------
                                                   Name: Moira Mitchell
                                                   Title: President


                                       SANDLER INTERNET  PARTNERS, L.P.
                                       By: Sandler Investment Partners, L.P.,
                                           General Partner
                                           By: Sandler Capital Management,
                                               General Partner
                                               By: MJDM Corp., a
                                                   General Partner


                                           By: /s/ Moira Mitchell
                                              -----------------------------
                                                   Name: Moira Mitchell
                                                   Title: President

                                        SANDLER CO-INVESTMENT PARTNERS, L.P.
                                        By: Sandler Investment Partners, L.P.,
                                            General Partner
                                            By: Sandler Capital Management,
                                                General Partner
                                                By: MJDM Corp., a
                                                    General Partner


                                            By: /s/ Moira Mitchell
                                               -----------------------------
                                                    Name: Moira Mitchell
                                                    Title: President


                                        SANDLER INVESTMENT PARTNERS, L.P.
                                        By: Sandler Capital Management,
                                            General Partner
                                            By: MJDM Corp., a General Partner


                                            By: /s/ Moira Mitchell
                                                ----------------------------
                                                    Name: Moira Mitchell
                                                    Title: President


                                        SANDLER CAPITAL MANAGEMENT
                                        By: MJDM Corp., a General Partner

                                            By: /s/ Moira Mitchell
                                                ----------------------------
                                                    Name: Moira Mitchell
                                                    Title: President


                                        ARH CORP.

                                        By: /s/ Moira Mitchell
                                            ----------------------------
                                                Name: Moira Mitchell
                                                Title: Secretary and Treasurer


                                        MJDM CORP.

                                        By: /s/ Moira Mitchell
                                            ----------------------------
                                                Name: Moira Mitchell
                                                Title: President

                                        FOUR JK CORP.

                                        By: /s/ Moira Mitchell
                                            ----------------------------
                                                Name: Moira Mitchell
                                                Title: President


                                        JIRAKAL CORP.

                                        By: /s/ Moira Mitchell
                                            ----------------------------
                                                Name: Moira Mitchell
                                                Title: President

                                            /s/ Harvey Sandler
                                            ----------------------------
                                                Harvey Sandler

                                            /s/ Michael J. Marocco
                                            ----------------------------
                                                Michael J. Marocco

                                            /s/ John Kornreich
                                            ----------------------------
                                                John Kornreich

                                            /s/ David Lee
                                            ----------------------------
                                                David Lee